Exhibit 32.2

SECTION 1350 CERTIFICATION

     I, Juliet M. Reising, Executive Vice President and Chief Financial Officer of Verso Technologies, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004

/s/ Juliet M. Reising
Juliet M. Reising,
Executive Vice President and
Chief Financial Officer

37